UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRET REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 22, 2008

HEALTHPLACE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada   333-148232   26-1559574

    (State or other

       (Commission

      (IRS Employer

   of incorporation)

         File Number)

     Identification No.)

8264 Key Royal Cir #833, Naples, Florida   34119

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (239) 206-4532

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240-13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a)

On August 22, 2008, the Company dismissed its independent accountant, Moore & Associates, Chartered.  Moore & Associates, Chartered, audited our financial statements for the period from inception (March 16, 2007) through September 30, 2007.  The dismissal of Moore & Associates, Chartered, was approved by our Board of Directors on August 22, 2008.

The report of Moore & Associates, Chartered, dated December 17, 2007, on our balance sheet as of the three months ended September 30. 2007, and the year ended June 30, 2007, and the related statements of operations, stockholders’ equity and cash flows through September 30, 2007, and Inception on March 16, 2007, through September 30, 2007, did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report raised substantial doubts on our ability to continue as a going concern as a result of our losses from operations since inception.

During the period from inception on March 16, 2007, through the year ended June 30, 2007, and the interim period preceding our decision to dismiss Moore & Associates, Chartered, we had no disagreement with the firm on any matter of accounting principles or practices, financial statement disclosures, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

We provided Moore & Associates, Chartered, with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Moore & Associates, Chartered is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On August 21, 2008, the Company engaged Randall N. Drake CPA, PA, of Clearwater, Florida as its new independent accountant.  During the period from inception on March 16, 2007, through the year ended June 30, 2007, and the interim period prior to retaining Randall N. Drake CPA, PA (1) neither we nor anyone on our behalf consulted Randall N. Drake CPA, PA regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Randall N. Drake CPA, PA did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1

Letter from Moore & Associates, Chartered

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Richard Patterson

Richard Patterson

President, Chief Executive, Financial and

Accounting Officer